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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

         We consent to the incorporation by reference in this Registration Statement of Atrix Laboratories, Inc. on Form S-3 of our report dated February 29, 2000, appearing in the Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 1999 and to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP
Denver, Colorado
February 9, 2001